EXHIBIT 10.59

FIRST AMENDMENT TO MASTER LEASE AGREEMENT

THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT (“Amendment”) is dated as of June 20, 2007 (“Amendment Effective Date”) between HCRI MASSACHUSETTS PROPERTIES TRUST II, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts (“Landlord”), having its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475, and KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 680 South Fourth Avenue, Louisville, Kentucky 40202.

R E C I T A L S

A. Landlord has leased to Tenant property located in Massachusetts (collectively called “Property”) pursuant to a Master Lease Agreement dated as of February 28, 2006, as amended from time to time (“Lease”).

B. As of the Amendment Effective Date of this Amendment, and pursuant to the exercise of Tenant’s Option to Purchase, HCN-MA II has conveyed the Dedham MOB (as defined in the Lease) located in Dedham Massachusetts.

C. Landlord and Tenant desire to amend the Lease to remove the Dedham MOB from the Lease.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. Definitions. Any capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

2. Amended Definitions. The definitions of “Investment Amount”, “Option Amount”, and “Rent Schedule” in §1.4 of the Lease are hereby amended to read in their entireties as follows (added language in italics):

“Investment Amount means $122,000,000.00 as of the Effective Date less the sum of (i) the MOB Base Price plus (ii) one-third of the property appreciation (as defined in Section 13.8).

“Option Amount” means the Investment Amount (as of the Effective Date), plus a cumulative annual increase by 2% on each anniversary of the Commencement Date less the sum of [i] the MOB Base Price plus (ii) one-third of the property appreciation (as defined in Section 13.8).

“Rent Schedule” means the schedule issued by Landlord to Tenant showing the Base Rent to be paid by Tenant pursuant to the terms of this Lease, as such schedule is amended from time to time by Landlord. The initial Rent Schedule is attached to this Lease as Schedule 1 or will be attached following Closing if the Rent Schedule cannot be determined until the day of Closing. The Rent Schedule to be in effect upon the Amendment Effective Date of the First Amendment to Master Lease Agreement is attached as Schedule 1-A.

3. Amendment Rent Schedule. The Lease is hereby amended to add a new Schedule 1-A in the form of Schedule 1-A attached hereto and made a part hereof.

4. Legal Description. Exhibit A-5 of the Lease is hereby amended to read in its entirety as set forth on Exhibit A-5 attached hereto and made a part hereof.

5. Permitted Exceptions. Exhibit B-5 of the Lease is hereby amended to read in its entirety as set forth on Exhibit B-5 attached hereto and made a part hereof.

6. Facility Information. Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C attached hereto and made a part hereof.

7. Assigned Leases and Tenancies. Exhibit G of the Lease is hereby amended to read in its entirety as set forth on Exhibit G attached hereto and made a part-hereof.

8. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

9. Binding Effect. This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

10. Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

11. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

12. Consent of Guarantor. This Amendment shall have no force or effect unless and until each Guarantor has executed the Consent of Guarantor set forth below.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged in the presence of:		HCRI MASSACHUSETTS PROPERTIES TRUST II

Signature Print Name	/s/ Rita J. Rogge Rita J. Rogge	By:	HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of Trust of HCRI Massachusetts Properties Trust II filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston

Signature	/s/ Donna J. Lunsford
Print Name	Donna J. Lunsford

			By:	/s/ Erin C. Ibele
Erin C. Ibele
Senior Vice President –
Administration and Corporate Secretary

			By:	/s/ Michael A. Crabtree
Michael A. Crabtree
Vice President and Treasurer

KINDRED NURSING CENTERS EAST, L.L.C.

Signature	/s/ RICHARD MYERS
Print Name	RICHARD MYERS	By:	/s/ Gregory C. Miller
Signature	/s/ MARILYN A. WEAVER		Gregory C. Miller
		Its:	Senior Vice President
Print Name	MARILYN A. WEAVER		Corporate Development and Financial Planning

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STATE OF OHIO	)
	)	SS:
COUNTY OF LUCAS	)

The foregoing instrument was acknowledged before me this 15 day of June, 2007 by Erin C. Ibele, the Senior Vice President-Administration and Corporate Secretary of HCRI Massachusetts Properties, Inc., a Delaware corporation, as Trustee, on behalf of and as the free act and deed of HCRI Massachusetts Properties Trust II, a Massachusetts business trust.

/s/ Rita J. Rogge
Notary Public

My Commission Expires:	[SEAL]

COMMONWEALTH KENTUCKY

Jefferson, ss.

On this 18th day of June, 2007, before me, the undersigned notary public, personally appeared Gregory C. Miller, the Sr. V.P. Corp. Dev. & Fin. Planning of KINDRED NURSING CENTERS EAST, L.L.C. and proved to me through satisfactory evidence of identification, which was a Kentucky Driver’s License, to be the person whose name is signed on this document, and acknowledged to me that he signed it voluntarily in his capacity as Sr. V.P. Corp. Dev. & Fin. Pl. for its stated purpose, as his free act and deed and the free act and deed of KINDRED NURSING CENTERS EAST, L.L.C.

/s/ Patricia A. Burkhead
Notary Public
My commission expires:

THIS INSTRUMENT PREPARED BY:

Cynthia L. Rerucha, Esq.

Shumaker, Loop & Kendrick, LLP

1000 Jackson Street

Toledo, Ohio 43624

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CONSENT OF GUARANTOR

In connection with the Unconditional and Continuing Lease Guaranty (“Guaranty”) made by the undersigned Guarantors in favor of Landlord dated as of February 28, 2006, the undersigned Guarantors hereby [i] consent to the foregoing First Amendment to Master Lease Agreement (“Amendment”), [ii] affirm the Guaranty which shall remain in full force and effect and secure the Guaranteed Obligations, as defined in the Guaranty, and [iii] waive any suretyship defenses arising in connection with the Amendment All capitalized terms not defined herein shall have the meaning set forth in the foregoing Amendment.

KINDRED HEALTHCARE OPERATING, INC.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President Corporate Development and Financial Planning

HARBORLIGHTS NURSING, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President Corporate Development and Financial Planning

HIGHLANDER NURSING, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President Corporate Development and Financial Planning

BRAINTREE NURSING, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President Corporate Development and Financial Planning

MASSACHUSETTS ASSISTED LIVING, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President Corporate Development and Financial Planning

LAUREL LAKE HEALTH AND REHABILITATION, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President
Corporate Development and Financial Planning

HIGHGATE NURSING, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President
Corporate Development and Financial Planning

AVERY MANOR NURSING, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President
Corporate Development and Financial Planning

COUNTRY ESTATES NURSING, L.L.C

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President
Corporate Development and Financial Planning

TOWER HILL NURSING, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President
Corporate Development and Financial Planning

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FORESTVIEW NURSING, L.L.C.

By:	/s/ Gregory C. Miller
Gregory C. Miller
Its:	Senior Vice President
Corporate Development and Financial Planning

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KINDRED HEALTHCARE OPERATING. INC. - MASTER LEASE

HEALTH CARE REIT, INC.

EFFECTIVE DATE	03/01/06

INITIAL TERM COMMENCEMENT DATE	03/01/06	Final
INITIAL TERM	15 Yrs
INITIAL TERM EXPIRATION DATE	02/28/21
INITIAL INVESTMENT AMOUNT	122 000,000
REVISED LEASE AMOUNT - 06/20/2007	118.926,986

RATE OF RETURN	N/A
(365/360 BASIS)	N/A

INITIAL RATE OF RETURN	8.75%

INCREASER	As defined within the Master Lease Agreement

	DATES
LEASE YEAR	FROM	TO	REVENUE CONDITION MET (YES/NO)	INCREASER (BP)	BEGINNING RENT RATE OF RETURN (ROUNDED}	PERCENTAGE RATE SHORTFALL	ADJUSTED RENT RATE OF RETURN (ROUNDED)	MONTHLY RENT AMOUNT	ANNUAL RENT AMOUNT
1	03/01/06	02/28/07	YES	N/A	8.75%	N/A	N/A	889,583.33	10,674,999.96
2	03/01/07	05/31/07	TBD	2.5%	8.97%	N/A	N/A	911,822.91	2,735,468.73
2A	06/01/07	06/19/07	N/A	N/A	8.97%	N/A	N/A	577,568.33
2B	06/20/07	06/30/07	N/A	N/A	8.97%	N/A	N/A	325,959.05	903,527.38
2C	07/01/07	02/28/08	N/A	N/A	8.97%	N/A	N/A	888,979.22	7,111,833.76
3	03/01/08	02/28/09	TBD	TBD	8.97%	TBD	TBD	888,979 22	10,667,750.64
4	03/01/09	02/28/10	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64
5	03/01/10	02/28/11	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64
6	03/01/11	02/29/12	TBD	TBD	8.97%	TSD	TBD	888,979.22	10,667,750.64
7	03/01/12	02/28/13	TBD	TBD	8.97%	TBD	TBD	888,979 22	10,667,750.64
8	03/01/13	02/28/14	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64
9	03/01/14	02/28/15	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64
10	03/01/15	02/29/16	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64
11	03/01/16	02/28/17	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64
12	03/01/17	02/28/18	TBD	TBD	8.87%	TBD	TBD	888,979.22	10,667,750.64
13	03/01/18	02/28/19	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64
14	03/01/19	02/29/20	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64
15	03/01/20	02/28/21	TBD	TBD	8.97%	TBD	TBD	888,979.22	10,667,750.64

12/12/2007

EXHIBIT A-5: LEGAL DESCRIPTION

Facility Name: Highgate Manor Center for Health and Rehabilitation

The land together with the improvements now or hereafter located thereon, situated in Dedham, Norfolk County, Commonwealth of Massachusetts, known as 10 Carematrix Drive, being depicted as Lot 9 on a plan entitled, “Subdivision of Lot 5 as shown on Land Court Plan 25941B in Dedham, Massachusetts Prepare for Dedham Endicott LLC, Prepared by Vanasse Hangen Brustlin, Inc., Scale: 1 inch = 80 Feet, Dated July 6, 2005, Revised: August 5, 2005,” filed with the Land Registration Office on May 30, 2007 and filed as Land Court Plan No. 25941C.

EXHIBIT B-5: PERMITTED EXCEPTIONS

Facility Name: Highgate Manor Center for Health and Rehabilitation

1.	The lien of real estate taxes and other governmental charges not yet due and payable and the lien of municipal betterments assessed after the Effective Date of this Lease (including the tax payments required by the agreement among the Town of Dedham, Massachusetts, HCRI Massachusetts Properties Trust II and WEJJ-MED Realty LLC dated May 1, 2002).

2.	The rights of tenants and parties in possession pursuant to the Assigned Leases and Tenancies.

3.	Title to and rights of the public and others entitled thereto in and to those portions of the insured premises lying within the bounds of adjacent streets, roads, and ways.

4.	All matters as shown on the survey entitled “ALTA/ACSM Land Title Survey Special K Highgate Manor Center for Health & Rehab. 10 Care Matrix Dr. (One Allied Drive) Dedham, MA County of Berkshire” drawn by American National llc, dated July 26, 2005, Reference No. 20050110-006 (the “Survey”) including: a. Utility Pole and overhead utility lines encroach onto premises by 65.26’; b. Sewer line encroaches onto adjacent property by 14.52’; c. Storm sewer line encroaches onto adjacent property by 45.87’.

5.	Easement to New England Telephone and Telegraph Company and Boston Edison Company dated March 12, 1996 and filed as Document No. 745303.

6.	Rights of way and agreements as set forth in a deed from Joseph Schwartz to United States Rubber Company, dated December 30, 1955, recorded in Book 3438, Page 444, and in a deed from Joseph Schwartz to Allied Container Corporation, dated December 30, 1955, recorded in Book 3438, Page 446, as shown on the Survey, as affected by an agreement set forth in an instrument by and among Joseph Schwartz, Allied Container Corporation, and United States Rubber Company, dated December 21, 1956, filed as Document No. 189581.

7.	Taking by the Town of Dedham for the layout of Allied Drive, by Instrument dated April 10, 1958, filed as Document No. 198103.

8.	10’ wide drainage easement across a portion of Lot 6 (Allied Drive Extension), recorded in Book 293, Page 127. NOTE: This easement affects only a portion of Lot 6 of Land Court Plan 25941.

9.	Right of Way granted to the Massachusetts Bay Transportation Authority as recited in Taking dated June 16, 1993 and filed as Document No. 659951.

10.	Access Rights over Allied Drive and utility easements over Lot 5, as set forth in the taking by Massachusetts Bay Transportation Authority dated March 29, 1995 and filed as Document No. 712036.

11.	Order of Department of Natural Resources dated November 14, 1974, filed as Document No. 346776.

12.	Order of Conditions, DEP File No. 141-72, filed as Document No. 558736, as affected by Certificate of Compliance by the Dedham Conservation Commission Filed as Document No. 581494.

13.	Amended Order of Conditions by the Town of Dedham Conservation Commission filed as Document No. 741912, as affected by a Partial Certificate of Compliance filed as Document No. 921377.

14.	Second Amended Order of Conditions from the Town of Dedham Conservation Commission, DEP File No. 141-175, filed as Document No. 792555, as affected by a Partial Certificate of Compliance filed as Document No. 921377.

15.	Order of Conditions, DEP File No. 141-101, filed as Document No. 599671, as affected by an Amended Order of Conditions filed as Document No. 741912, as affected by a Partial Certificate of Compliance recorded as Document No. 921377 and as further affected by a Second Amended Order of Conditions recorded as Document No. 792555.

16.	Decision by the Town of Dedham Zoning Board of Appeals filed as Document No. 1048362.

17.	Declaration of Easements by HCRI Massachusetts Properties Trust II.

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EXHIBIT C: FACILITY INFORMATION

Facility Name Affiliate Subtenant	Street Address County	Facility Type (per license) Beds/Units

Harborlights Rehabilitation and Nursing Center (“South Boston Facility”) Harborlights Nursing, L.L.C.	804 East 7th Street South Boston, MA 02127 Suffolk County	Convalescent or Nursing Home 89 licensed beds 89 operating beds 46 units

Highlander Rehabilitation and Nursing Center (“Fall River Facility”) Highlander Nursing, L.L.C.	1748 Highland Avenue Fall River, MA 02720 Bristol County	Convalescent or Nursing Home 176 licensed beds 176 operating beds 88 units

Braintree Manor Rehabilitation and Nursing Center (“Braintree Facility”) Braintree Nursing, L.L.C.	1102 Washington Street Braintree, MA 02184 Norfolk County	Convalescent or Nursing Home 177 licensed beds 164 operating beds 74 units

Laurel Lake Center for Health and Rehabilitation and The Village at Laurel Lake (“Laurel Lake Facility”) Laurel Lake Health and Rehabilitation, L.L.C. (SNF) Massachusetts Assisted Living, L.L.C.(ALF)	600-620 Laurel Street Lee, MA 01238 Berkshire County	Nursing Home 88 licensed beds 88 operating beds 48 units Assisted Living Facility 66 beds 53 licensed units 53 operating units

Highgate Manor Center for Health and Rehabilitation (“Dedham Facility”) Highgate Nursing, L.L.C.	10 CareMatrix Drive Dedham, MA 02026 Norfolk County	Nursing Home 142 licensed beds 142 operating beds 79 units

Facility Name Affiliate Subtenant	Street Address County	Facility Type (per license) Beds/Units

Avery Manor, Avery Crossing, and Avery Medical Office Building (“Needham Facility”) Avery Manor Nursing, L.L.C. (SNF) Massachusetts Assisted Living, L.L.C. (ALF)	100-110 West Street Needham, MA 02494 Norfolk County	Nursing Home 142 licensed beds 142 operating beds 76 units Assisted Living Facility 60 operating beds 60 licensed units 60 operating units

Country Estates of Agawam (“Agawam Facility”) Country Estates Nursing, L.L.C.	1200 Suffield Street Agawam, MA 01001 Hampden County	Nursing Home 176 licensed beds 176 operating beds 100 units

Tower Hill Center for Health and Rehabilitation (“Canton Facility”) Tower Hill Nursing, L.L.C.	One Meadowbrook Way Canton, MA 02021 Norfolk County	Nursing Home 164 licensed beds 164 operating beds 90 units

Forestview Nursing Home of Wareham (“Wareham Facility”) Forestview Nursing, L.L.C.	50 Indian Neck Road Wareham, MA 02571 Plymouth County	Nursing Home 175 licensed beds 175 operating beds 91 units

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EXHBIT G: ASSIGNED LEASES AND TENANCIES

AVERY MEDICAL OFFICE BUILDING LEASES

Name of Tenant/Subtenant	Lease Date	S.F	Premises
Deaconess Glover Hospital	Tenant-At-Will	3,520	98 West Street Needham, MA